UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2013

Niska Gas Storage Partners LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34733 (Commission File Number)	27-1855740 (IRS Employer Identification No.)

1001 Fannin Street, Suite 2500
Houston, Texas 77002
(Address of principal executive office) (Zip Code)

(281) 404-1890
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 4, 2013, Niska Gas Storage Partners LLC (the “Company”), a Delaware limited liability company, entered into an Equity Distribution Agreement (the “Agreement”) with Citigroup Global Markets Inc. (the “Manager”).  Pursuant to the terms of the Agreement, the Company may sell from time to time through the Manager, as the Company’s sales agent, common units representing limited liability company interests in the Company having an aggregate offering price of up to $[75,000,000] (the “Units”).  Sales of the Units, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange any other national securities exchange or facility thereof, a trading facility of a national securities association or an alternate trading system, to or through a market maker or directly on or through an electronic communication network, a “dark pool” or any similar market venue, at market prices, in block transactions, or as otherwise agreed by the Company and the Manager.

Under the terms of the Agreement, the Company may also sell Units from time to time to the Manager as principal for its own account at a price to be agreed upon at the time of sale.  Any sale of Units to the Manager as principal would be pursuant to the terms of a separate terms agreement between the Company and the Manager.

The Units will be issued pursuant to the Company’s Shelf Registration Statement on Form S-3 (Registration No. 333-174988).

The summary of the Agreement in this report does not purport to be complete and is qualified by reference to the full text of the Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated October 30, 2013 by and among the Company and Citigroup Global Markets Inc.

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding certain U.S. tax matters.

8.2	Opinion of Bennett Jones LLP regarding certain Canadian tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1).

23.3	Consent of Bennett Jones LLP (included in its opinion filed as Exhibit 8.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NISKA GAS STORAGE PARTNERS LLC

Dated: November 4, 2013	By:	/s/ Jason A. Dubchak
		Name:	Jason A. Dubchak
		Title:	Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated November 4, 2013 by and among the Company and Citigroup Global Markets Inc.

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding certain U.S. tax matters.

8.2	Opinion of Bennett Jones LLP regarding certain Canadian tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1).

23.3	Consent of Bennett Jones LLP (included in its opinion filed as Exhibit 8.2).